March 15, 2023	Chicago New York Washington, DC London San Francisco Los Angeles Singapore Dallas Miami vedderprice.com Jeremy I. Senderowicz Shareholder +1 (212) 407 7740 jsenderowicz@vedderprice.com

Via EDGAR

Securities and Exchange Commission
100 F. Street, NE
Washington, D.C. 20546

Re:	Xtrackers MSCI USA Climate Action Equity ETF (the “Fund”), a series of DBX ETF Trust (the “Trust”) (Reg. Nos. 333-170122; 811-22487)

To the Commission:

Pursuant to Rule 497(j) of Regulation C, under the Securities Act of 1933, in lieu of filing under paragraph (b) or (c) of Rule 497, on behalf of the Trust, we hereby certify that (1) the forms of Prospectus and Statement of Additional Information, each dated March 15, 2023, as filed on March 14, 2023 for the above-captioned Fund that would have been filed under paragraph (b) or (c) of Rule 497 do not differ from that contained in the most recent registration statement or amendment and (2) the text of the most recent registration statement or amendment has been filed electronically.

Very truly yours,

/s/ Jeremy I. Senderowicz

Jeremy I. Senderowicz
Shareholder

JIS/ser

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